UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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LIBERATOR MEDICAL HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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LIBERATOR MEDICAL HOLDINGS, INC.
2979 SE Gran Park Way
Stuart, Florida 34997

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, OCTOBER 21, 2010

Dear Stockholder:
NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”), will be held on Thursday, October 21, 2010, at 10:00 A.M., local time, at the Marriott Hutchinson Island, 555 NE Ocean Boulevard, Stuart, Florida 34996.
At our Annual Meeting, we will ask you to:
1.	Elect four (4) directors nominated to serve as the Company’s Board of Directors.

2.	Ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year.

3.	Act upon such other business as may properly come before the Annual Meeting.
Stockholders of record at the close of business on September 3, 2010, are entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,
/s/ Mark A. Libratore
President and Secretary

September 16, 2010

YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

Stockholders Entitled to Vote; Record Date; How to Vote
Quorum; Voting; Abstentions; Broker Non-Votes
Annual Report and Other Matters
ITEM 1 — ELECTION OF DIRECTORS
Nominees for Election at 2010 Annual Meeting
Compensation
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Board of Directors and Committees
Audit Committee
Board Diversity
Board Leadership Structure
Compensation Committee Interlocks and Insider Participation
Annual Meeting Attendance
Communications with Directors
COMPENSATION DISCUSSION AND ANALYSIS
Overview
Goals
Code of Ethics
Executive Officers
Employment Agreements
SUMMARY COMPENSATION TABLE
Outstanding Equity Awards at Fiscal Year End
Option Exercises and Stock Vested
Equity Compensation Plans
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Recommendation and Vote Required
ITEM 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Independent Auditor Fees
Recommendation and Vote Required
PRINCIPAL SHAREHOLDERS
DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING
SOLICITATION OF PROXIES
OTHER MATTERS

LIBERATOR MEDICAL HOLDINGS, INC.
2979 SE Gran Park Way
Stuart, Florida 34997
PROXY STATEMENT FOR ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON THURSDAY, OCTOBER 21, 2010
This Proxy Statement is being furnished to the stockholders of Liberator Medical Holdings, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on October 21, 2010, at 10:00 A.M., at Marriott Hutchinson Island, 555 NE Ocean Boulevard, Stuart, Florida 34996, and at any adjournment thereof.
This Proxy Statement and the accompanying Notice of Annual Meeting, proxy card, and Annual Report on Form 10-K are first being mailed to stockholders on or about September 17, 2010. Any stockholder whose shares of our common stock are registered in the stockholder’s name with our transfer agent will receive a printed copy of the proxy materials by mail. Any stockholder that holds shares of our common stock in an account at a brokerage firm, bank, or similar organization will receive a printed copy of the proxy materials by mail from the organization holding the stockholder’s account.
Stockholders Entitled to Vote; Record Date; How to Vote
Stockholders of record at the close of business on September 3, 2010, which we have set as the record date, are entitled to notice of and to vote at the meeting. On the record date, there were issued and outstanding 44,706,566 shares of our common stock. Each stockholder voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.
If, on September 3, 2010, your shares were registered directly in your name with our transfer agent, Jersey Transfer & Trust Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting. Alternatively, you may vote by proxy by using the accompanying proxy card, over the Internet, or by telephone. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the Internet as instructed on the enclosed proxy card to ensure your vote is counted. Even if you have submitted a proxy before the meeting, you may still attend the meeting and vote in person.
If, on September 3, 2010, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your proxy. You are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the meeting.
Quorum; Voting; Abstentions; Broker Non-Votes
The presence, in person or by proxy, of the holders of a majority of the total number of shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Votes cast by proxy or in person at the meeting will be tabulated by the election inspector appointed for the meeting, who will determine whether a quorum is present.
Assuming that a quorum is present, the four persons receiving the largest number of “for” votes of our common stock present in person or by proxy at the meeting and entitled to vote (a plurality) will be elected directors. Stockholders do not have the right to cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of our common stock present in person or by proxy at the meeting and entitled to vote will be required for approval of the ratification of the appointment of Crowe Horwath LLP, an independent registered public accounting firm, as the independent registered public accountant of our Company for the fiscal year ending September 30, 2010.

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the ratification of the appointment of Crowe Horwath LLP as the independent registered public accountant of our Company for the fiscal year ending September 30, 2010. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.
Please note that this year the rules regarding how brokers, banks, or other nominees may vote your shares have changed. Brokers, banks, and other nominees may no longer use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you now will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the meeting.
Broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions, on the other hand, have the same effect as votes against the matter, although abstentions will have no effect on the election of directors because approval of a percentage of shares present or outstanding is not required for that proposal.
Shares of common stock represented by proxies received in time for the Annual Meeting will be voted as specified in the proxy. Unless contrary instructions are given, the proxy will be voted (1) FOR the election of the Board of Directors’ nominees for directors, and (2) FOR the ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for the 2010 fiscal year.
If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the individuals named as proxies will have discretion to vote on those matters in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned, your proxy will remain valid and may be voted at the adjourned meeting. You still will be able to revoke your proxy until it is voted. As of the date of this Proxy Statement, the Company is not aware of any matters that are to be presented at the Annual Meeting other than the election of directors and the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2010.
Stockholders may vote by completing and mailing the proxy card to the Company so that it is received by the Company prior to October 21, 2010. A proxy may be revoked if, prior to the exercise of the proxy, the Secretary of the Company receives either a written revocation of that proxy or a new proxy bearing a later date. You will be able to change your vote as many times as you wish prior to the Annual Meeting and the last vote received chronologically will supersede all prior votes. A proxy may also be revoked by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.
This proxy solicitation is being made by the Board of Directors of the Company, and the expense of preparing, printing and mailing this Proxy Statement, the Notice of Annual Meeting, the proxy and the Annual Report is being paid by the Company. In addition to use of the mails, proxies may be solicited personally, by electronic mail, by facsimile or by telephone by our directors, officers or regular employees of the Company without additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending proxy materials to the beneficial owners of our common stock.
In some instances, we may deliver to multiple stockholders sharing a common address only one copy of this Proxy Statement and its attachments. If requested by phone or in writing, we will promptly provide a separate copy of the Proxy Statement and its attachments to a stockholder sharing an address with another stockholder. To notify the Company, you may write Liberator Medical Holdings, Inc., Attn: Robert J. Davis, Chief Financial Officer, 2979 SE Gran Park Way, Stuart, Florida 34997, or call the Company at (772) 287-2414. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the address above.
Annual Report and Other Matters
Our Annual Report on Form 10-K for the year ended September 30, 2009, which was mailed to stockholders with this Proxy Statement, contains financial and other information about our Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.

In addition to the copy which accompanies this Proxy Statement, we will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2009, as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our secretary at the address of our executive offices set forth in this Proxy Statement.
ITEM 1 — ELECTION OF DIRECTORS
The Board of Directors proposes four (4) nominees for election at the Annual Meeting as directors of the Company. If elected, the directors will serve until the next annual meeting and until their successors have been chosen and qualified. The nominees are the current directors of the Company. The directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy.
Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted “FOR” the election of the nominees.
The following tables set forth: (i) the names and ages of the nominees for election as directors; (ii) the other positions and offices presently held by such persons with the Company, if any; (iii) the period during which the directors have served on the Board of Directors of the Company; (iv) the expiration of the nominees’ term as director; and (v) the principal occupation and employment of the nominees. Additional biographical information for each nominee follows the tables
Nominees for Election at 2010 Annual Meeting

		Director	Expiration of
Name	Age	Since	Term	Position
Mark A. Libratore	59	2007	2010	Director, President, and Chief Executive Officer

Robert Cuillo (1)(2)	75	2009	2010	Director

Jeannette Corbett (1)(2)(3)	60	2010	2010	Director

Morgan Duke (1)(3)	34	2010	2010	Director

(1)	Member of the Governance and Nominating Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Compensation Committee.
Set forth below is certain biographical information regarding the nominees.
Mark A. Libratore. In 1990, Mr. Libratore founded Liberty Medical Supply, Inc., which has become the nation’s largest direct-to-consumer diabetic supplier. Mr. Libratore sold this business to PolyMedica Corporation in August 1996 and remained President of Liberty Medical and Senior Vice President of PolyMedica until February 1999. Mr. Libratore founded Liberator Medical Supply, Inc., in 1999, and has served as its President and Chief Executive Officer since inception. Liberator Medical Supply, Inc., was acquired by the Company on June 22, 2007, at which time he became President and Chief Executive Officer of the Company.
Robert Cuillo is a four-year naval veteran of the Korean War. He graduated from New York University and the City College of New York with an A.B.A. From 1958 to 1962, Mr. Cuillo worked for the New York Police Department, where he was promoted to Detective. In 1962, Mr. Cuillo moved to Florida and started working in the automotive industry. In 1967, he became a partner in a Chrysler dealership that bore his name. In 1974, Mr. Cuillo became the sole owner of Palm Beach Lincoln Mercury, West Palm Beach, Florida. He then formed Cuillo Enterprises and grew its payroll from 70 employees to over 700 employees. Mr. Cuillo has owned and operated a total of 30 dealerships and related companies. He recently divested himself of all of his dealerships. He is currently president and CEO of Cuillo Enterprises, Inc., and owns and operates two-award winning wineries in Italy. Mr. Cuillo also owns and operates Forte, a West Palm Beach restaurant, and recently became the co-owner of one of Palm Beach’s premier restaurants, Amici.

Jeannette Corbett is a certified public accountant, is President Emeritus and Acting Interim President of the Quantum Foundation. Previously, she served as CFO of the Medical Services Division and Vice President of Finance of Phymatrix Corporation (PHMX), based in West Palm Beach, FL. Prior to her position at Phymatrix, Mrs. Corbett was President of McGill, Roselli, Ayala & Hoppmann, a West Palm Beach-based accounting firm. She has also served as an adjunct instructor of taxation of Palm Beach State College in Lake Worth, Florida. Mrs. Corbett has a bachelor’s of science degree in business administration from the University of Florida, graduating Summa Cum Laude. Mrs. Corbett was Chairman of the Board of JFK Medical Center in Atlantis, Florida, from 1991-1994 and was Chair of the Hospital’s Finance Committee from 1989-1991.
Morgan Duke is an Associate at Kinderhook Partners, an investment partnership which makes long-term investments in small public companies, including the Company. Mr. Duke was previously a strategy consultant with the Monitor Group, where he advised senior management and directors of major public and private companies in North America and Europe across a range of industries, including healthcare, media, and telecommunications. Mr. Duke received an M.B.A. from Harvard University and a B.A. from Johns Hopkins University. Mr. Duke also studied music at the Peabody Conservatory.
Compensation
The directors, other than Mr. Libratore, receive (i) annual compensation of $10,000, payable quarterly; (ii) $1,000 for each Board or Committee meeting attended; and (iii) a one-time issuance of options for the purchase of 50,000 common shares of the Company, exercisable at the current market price and vesting over a two-year period. Mr. Libratore, who was the sole director of the Company in fiscal 2009, is not compensated as a director of the Company. No director received compensation as a director of the Company in fiscal 2009.
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Board of Directors and Committees
Leadership Structure and Risk Oversight
Our business and affairs are managed under the direction of our Board of Directors, composed of three non-employee directors and one employee director as of the date of this Proxy Statement. Our shares of common stock are quoted on the OTCBB and not one of the national securities exchanges. However, we have adopted the NYSE Amex corporate governance requirements with respect to independent directors on the Board and the Audit, Nominating and Corporate Governance, and Compensation Committees, and NYSE Amex’s corporate governance requirements applicable to smaller reporting companies.
Our Board of Directors as a whole establishes our overall policies and standards, reviews the performance of management and considers the Company’s overall risk regarding the Company’s operations and goals and how those risks are being managed. Members of the Board of Directors are kept informed of our operations at meetings of the Board of Directors and its Board committees and through reports and discussions with management. In addition, members of the Board of Directors periodically visit our facilities. Members of management are available at Board of Directors meetings and at other times to answer questions and to discuss issues. Mark Libratore, the Chief Executive Officer of our Company, is Chairman of the Board of Directors. Our Company combines the positions of CEO and Chairman of the Board because of the size of the company and the efficiency involved. A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.
Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.
In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC as well as risks relating to various specific developments, such as acquisitions, securities repurchases, debt and equity placements, and product introductions.

Our Board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risk. Pursuant to its charter, the Audit Committee oversees the financial and reporting processes of our Company and the audit of the financial statements of our Company and provides assistance to our Board of Directors with respect to the oversight and integrity of the financial statements of our Company, our Company’s compliance with legal and regulatory matters, the independent registered public accountant’s qualification and independence, and the performance of our independent registered public accountant. The Compensation Committee considers the risk that our compensation policies and practices may have in attracting, retaining, and motivating valued employees and endeavors to assure that it is not reasonably likely that our compensation plans and policies would have a material adverse effect on our Company. Our Governance and Nominating Committee oversees governance related risk, such as board independence, conflicts of interests, and management and succession planning.
Director Meetings and Committees
Pursuant to NYSE Amex corporate governance requirements, we are required to hold meetings of our Board of Directors on at least a quarterly basis, and our independent directors must meet at least annually in an executive session with only the independent directors present. We do not have a policy with regard to directors’ attendance at annual meetings of shareholders, but we encourage our directors to attend the annual meetings. Our Board of Directors held one (1) meeting during calendar 2009 and has held three (3) meetings in calendar 2010 through September 16, 2010. All of the directors elected at the times of those meetings attended those meetings
Our Board of Directors has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee.
Nominations Process, Executive Compensation; Director Independence; Board Diversity
We are not required to have Audit, Compensation, or Governance and Nominating Committees, but we have chosen to comply voluntarily with NYSE Amex requirements. The NYSE Amex requires that director nominations be selected, or recommended for the Board of Directors’ selection, either by a majority of independent directors or a nominating committee comprised solely of independent directors. The NYSE Amex also requires compensation of the executive officers to be determined, or recommended to the Board for determination, either by a majority of the independent directors or a compensation committee comprised solely of independent directors. Ms. Corbett and Mr. Cuillo meet the independence standards set forth in the NYSE Amex Company Guide.
Candidates for independent Board members have typically been found through recommendations from directors or others associated with us. Our shareholders may also recommend candidates by sending the candidate’s name and resume to the Board of Directors under the provisions set forth below for communication with our Board. No such suggestions from our shareholders were received in time for our Annual Meeting. We have no predefined minimum criteria for selecting Board nominees and do not have a formal diversity policy, although we believe that the independent directors should have a range of relevant experience, independence, diversity and strong communication and analytical skills. In any given search, our independent directors may also define particular characteristics for candidates to balance the overall skills and characteristics of our Board and our perceived needs. However, during any search, our independent directors reserve the right to modify its stated search criteria for exceptional candidates.
Audit Committee
The Audit Committee consists of Robert Cuillo and Jeannette Corbett. Ms. Corbett serves as Chairperson. As we have chosen to follow NYSE Amex governance requirements, our Audit Committee must have at least two members and be comprised only of independent directors each of whom satisfies the respective independence requirements of the Securities and Exchange Commission and the NYSE Amex. Our Board of Directors has determined that all of our current Audit Committee members are independent, as that term is defined under the independence standards for audit committee members in the Securities Exchange Act of 1934, as amended, and in the listing standards of the NYSE Amex. The Board of Directors has also determined that Jeannette Corbett is an audit committee financial expert, as that term is defined in Item 407 of Regulation S-K.
The Audit Committee is responsible for reviewing and helping to ensure the integrity of our financial statements. Among other matters, the Audit Committee, with management and our independent auditors, reviews the adequacy of our internal accounting controls that could significantly affect our financial statements, reviews with the independent accountants the scope of their audit, their report and their recommendations, and recommends the selection of our independent accountants. The Audit Committee was established on June 4, 2010, and from that date through the date of the Proxy Statement held one meeting in addition to the meetings of the entire Board of Directors during 2009 and through September 16, 2010. Ms. Corbett attended the meeting of the Audit Committee. The Board of Directors adopted and maintains a written charter for the Audit Committee which is published on the investor relations page of our website (www.liberatormedical.com).

Compensation Committee
The purpose of the Compensation Committee includes determining, recommending to our Board of Directors for determination, the compensation of the Chief Executive Officer and other executive officers of our Company and discharging responsibilities of the Board of Directors relating to compensation programs for our Company. The Compensation Committee currently consists of Mr. Duke and Ms. Corbett, of whom Ms. Corbett is an independent director of our Company under NYSE Amex standards.
Consistent with our objective of attracting and retaining highly qualified and experienced employees, we establish base salary ranges for our executive officers that are intended to be competitive for comparable positions. Base salary data for comparable industry positions are reviewed annually from survey data obtained from our compensation consultant, Markson HRC, L.L.C., a Georgia limited liability company, and other pertinent sources. Annual salary increases are tied to objective performance-based criteria established by the Compensation Committee.
Governance and Nominating Committee
The purpose of the Governance and Nominating Committee includes the selection and recommendation to our Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of our Board of Directors, the oversight of the evaluation of our Board of Directors and management and the development and recommendation to our Board of Directors and the set of corporate governance principals applicable to our Company. The Governance and Nominating Committee currently consists of Messrs. Cuillo, Duke and Ms. Corbett, of whom Robert Cuillo and Jeannette Corbett are independent directors of our Company under NYSE Amex standards.
The Governance and Nominating Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the information required by our bylaws is submitted in writing in a timely manner, addressed and delivered to our Secretary at the address of our executive offices set forth in this Proxy Statement. The Governance and Nominating Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and to the extent to which the nominee would fill a present need on our Board of Directors.
Board Diversity
We seek diversity in experience, viewpoint, education, skill, and other individual qualities and attributes to be represented on our Board of Directors. We believe directors should have various qualifications, including individual character and integrity; business experience; leadership ability; strategic planning skills, ability, and experience; requisite knowledge of our industry and finance, accounting, and legal matters; communications and interpersonal skills; and the ability and willingness to devote time to our Company.
We also believe the skill sets, backgrounds, and qualifications of our directors, taken as a whole, should provide a significant mix of diversity in personal and professional experience, background, viewpoints, perspectives, knowledge, and abilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis prescribed by law. The assessment of prospective directors is made in the context of the perceived needs of our Board of Directors from time to time.
All of our directors have held high-level positions in business or professional service firms and have experience in dealing with complex issues. We believe that all of our directors are individuals of high character and integrity, are able to work well with others, and have committed to devote sufficient time to the business and affairs of our Company. In addition to these attributes, the description of each director’s background set forth above indicates the specific experience, qualifications, and skills necessary to conclude that each individual should continue to serve as a director of our Company.
Board Leadership Structure
We believe that effective Board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles as well as the needs of our Company at any point in time. Our Corporate Governance Guidelines support flexibility in the structure of our Board of Directors by not requiring the separation of the roles of Chief Executive Officer and Chairman of the Board.

Compensation Committee Interlocks and Insider Participation
Until October 29, 2009, when Joseph D. Farish, Jr., now deceased, became a Director, our Board of Directors consisted of one (1) director, Mark Libratore, our President and Chief Executive officer, who determined the compensation of our named executive officers. Commencing June 4, 2010, the Company’s Board of Directors created a Compensation Committee, the members of which are non-employee directors. The Compensation Committee, with the advice of an outside consulting firm, will determine compensation for our executive officers and managers by multiple factors, including individual performance, compensation of persons in similar capacities in other companies having a size and business comparable to the Company, performance, and our financial results. Base salaries are supplemented by cash performance bonuses determined by our Compensation Committee in October of each year based on the prior year financial results.
Annual Meeting Attendance
We encourage each of our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of our Board of Directors on the same day as our annual meeting of stockholders. Mr. Libratore was the sole director at the time of our 2009 Annual Meeting of Stockholders, and he attended that meeting.
Communications with Directors
Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including our independent directors and the members of our various board committees, by submitting a letter addressed to the Board of Directors of Liberator Medical Holdings, Inc., c/o any specified individual director or directors at the address of our executive offices set forth in this proxy statement. Any such letters are sent to the indicated directors.
COMPENSATION DISCUSSION AND ANALYSIS
Overview
The Compensation Committee is authorized to determine and approve, or make recommendations to our Board of Directors with respect to, the compensation of our Chief Executive Officer and other executive officers and grant or recommend the grant of stock-based compensation to our Chief Executive Officer and other executive officers under our 2007 Stock Plan. The Compensation Committee from time to time makes recommendations regarding the compensation of employees who are not executive officers.
The compensation program for our executive officers consists primarily of base salary, performance-based incentive compensation, and long-term incentives in the form of stock-based compensation, including stock options, restricted stock, restricted stock units, and other long-term equity incentives. Our executive officers also participate in other benefit plans, including medical and retirement plans, which generally are available to all regular full-time employees of our Company. We consider each element of compensation collectively with other elements of compensation when establishing the various forms, elements, and levels of compensation for our executive officers.
Our philosophy is to pay base salaries to our executive officers at levels that enable us to attract, motivate, and retain highly qualified executives. We annually establish a performance-based incentive compensation program designed to reward individuals for performance based primarily on our financial results as well as the achievement of corporate and individual objectives that contribute to our long-term goal of building stockholder value. Our stock-based compensation is intended to result in limited rewards if the price of our common stock does not appreciate or does not appreciate above certain levels, but may provide substantial rewards to our executive officers (as well as to our stockholders in general) if our stock appreciates or appreciates above certain levels. Our stock-based compensation is also intended to align the interests of our executive officers with those of our stockholders and to align compensation with the price performance of our common stock. Total compensation levels reflect corporate positions, responsibilities, and achievement of goals. As a result of our performance-based philosophy to compensation, compensation levels may vary from year-to-year and among our various executive officers. In general, we expect the compensation level of our Chief Executive Officer to be higher than that of our other executive officers, assuming relatively equal achievement of individual performance goals, since our compensation policies set our base salaries, incentive compensation, and stock-based compensation after reviewing those of comparable companies, which generally compensate the chief executive officers at higher levels because of their roles and their importance to overall Company success.
The Compensation Committee generally recommends base salary levels for executive officers of our Company at the beginning of each fiscal year and recommends incentive compensation at the end of each fiscal year based upon the performance of our Company and our executive officers.

Goals
The goals of our executive compensation program are as follows:
•	to attract, motivate, and retain highly qualified executives;

•	to reflect our Company’s culture and approach to total rewards, which includes benefits, work environment, and development opportunities;

•	to reflect our philosophy of pay-for-performance;

•	to provide a rational and consistent approach to compensation, which is understood by senior leadership;

•	to align compensation to the interests of our Company as a whole and its stockholders; and

•	to recognize corporate stewardship and fiscal responsibility.
Code of Ethics
We adopted a Code of Conduct and Ethics that applies to all officers, directors and employees of our Company on January 14, 2008, as amended on August 10, 2010.
Executive Officers
Set forth below are the names, ages and titles of all of our executive officers as of September 16, 2010. Each officer serves until the first meeting of the Board of Directors following the next annual meeting of the shareholders and until his or her successor is duly elected and qualified.

Name	Age	Position(s) with Us
Mark Libratore	59	President, Chief Executive Officer, Director
Robert Davis	64	Chief Financial Officer
John Leger	55	Chief Operating Officer
The business experience of each of the persons listed above during the past five years is as follows:
Mark Libratore. In 1990, Mr. Libratore founded Liberty Medical Supply, Inc., which has become the nation’s largest direct-to-consumer diabetic supplier. Mr. Libratore sold this business to PolyMedica Corporation in August 1996 and remained President of Liberty Medical and Senior Vice President of PolyMedica until February 1999. Mr. Libratore founded Liberator Medical Supply, Inc., in 1999, and has served as its President and Chief Executive Officer since inception. Liberator Medical Supply, Inc., was acquired by the Company on June 22, 2007, at which time he became President and Chief Executive Officer of the Company.
Robert Davis. Robert Davis, has a Masters degree in Accounting, University of Houston, and holds a CPA certificate from the State of Texas. Mr. Davis has held numerous financial executive-level positions as Comptroller and Vice President of Finance for companies such as controller for a Manufacturer of Jet Engine parts, TurboCombustor Corp., Data Development Inc., and Caribbean Computer Corp., and served as CFO and Manager of Financial Planning for Liberty Medical Supply, Inc. from 1995 to 1999. He has been the controller and Chief Financial Officer of Liberator Medical Supply, Inc., since its organization.
John Leger. John Leger joined Liberator in April 2006. John was the Senior VP of Operations at Liberty Medical Supply from December 1991 through January 2004. He was responsible for diabetic call center operations, customer services, repeat customer sales, document acquisition and management, claims processing to Medicare, mail services, shipping, receiving, and purchasing. Mr. Leger worked closely with Mark Libratore in building the mail order diabetes business to $100M in annualized sales, and stayed on with the company through its growth to over 650,000 active customers. Due to an agreement not to compete with Liberty during a severance agreement period, John made his expertise available as an independent consultant until he joined Closer Healthcare, Inc. as a VP of Operations in 2005. Closer is a mail order provider of diabetes testing supplies and primarily serviced customers in national clinical trials as well as the managed care sector. He spent a year with Closer prior to joining Liberator Medical.
There are no family relationships among any of our executive officers or director.

Employment Agreements
On December 1, 2008, we entered into employment agreements with Mark A. Libratore, to secure his continued service as our President and Chief Executive Officer, with Robert Davis to secure his continued service as our Chief Financial Officer, and with John Leger to secure his continued service as our Chief Operating Officer. The employment agreement for Mr. Libratore has a two-year term and the employment agreement for each of Messrs. Davis and Leger has a one-year term, which term, in each case, will be automatically extended prior to the end of then current term for successive one-year periods until either we or the executive officer notifies the other party at least 90 days prior to the end of the term that such party does not wish to further extend the term. Each employment agreement provides for a minimum annual salary of $260,000, $190,000 and $160,000, in the case of Messrs. Libratore, Davis and Leger, respectively, which salary shall be reviewed annually by our board of directors (or committee thereof) and adjusted upward, at the sole discretion of our board of directors (or committee thereof). Pursuant to the agreements, each of Messrs. Libratore, Davis and Leger shall be eligible to receive additional cash incentive compensation pursuant to our annual bonus plan then in effect, and the target annual bonus for each of Messrs. Libratore, Davis and Leger shall be up to 15%, 10% and 10%, respectively, of such executive officer’s annual base salary, with the actual bonus to be based upon such individual and/or Company performance criteria established for each fiscal year by our board of directors in consultation with the executive officer. Each executive officer also shall be eligible to participate in distributions from the quarterly executive bonus plan configured by our President and Chief Financial Officer.
Each executive officer shall be entitled to participate in our stock purchase plan and to be considered by our board of directors (or compensation committee of our board of directors, if any) for grants or awards of stock, stock options or warrants under any of our stock incentive or similar plans in effect from time to time. During the term, each executive officer shall be eligible to participate in such health and other group insurance and other employee benefit plans and programs in effect from time to time on the same basis as other senior executives. In addition, during the term of his agreement, Mr. Libratore shall be entitled to a minimum monthly automobile allowance of $799, plus gas expense.
The employment agreements provide that each executive officer will be entitled to severance benefits. If the executive officer’s employment is terminated during the term by us other than for Cause or Disability (each as defined below), or by the executive officer for Good Reason (as defined herein), the executive officer will be entitled to receive (i) his pro-rata bonus for the fiscal year of termination, (ii) payment of an amount equal to the sum of 1/12 of his annual base salary and 1/12 of the target annual bonus each month for 18 months, 12 months and six months, in the case of Messrs. Libratore, Davis and Leger, respectively, following termination, and (iii) continuation of medical benefits on the same terms as active senior executives for 18 months, 12 months and six months, in the case of Messrs. Libratore, Davis and Leger, respectively, following termination. In addition, all of the executive officer’s unvested options outstanding at the time of such termination will become fully vested. If the executive officer’s employment with us is terminated due to the executive officer’s death or Disability, the executive officer (or his estate, if applicable) will be entitled to receive (i) the pro-rata bonus and (ii) option vesting. Receipt of the severance payments, continued medical coverage and option vesting shall be conditioned on the executive officer’s continued compliance with the non-disclosure, non-competition and non-solicitation obligations under the employment agreement. For purposes of the employment agreements, the following terms have the following meanings:
“Cause” means termination upon (i) the willful and continued failure by executive officer to substantially perform his duties or the oral or written instructions of our President, Chief Executive Officer and/or board of Directors (other than any such failure resulting from executive officer’s incapacity due to physical or mental illness) after an oral or written demand for substantial performance is delivered to executive officer by our President, Chief Executive Officer of board of directors, which demands specifically identifies the manner in which President, Chief Executive Officer of board of directors believes that executive officer has not substantially performed his duties or complied with an instruction from our President, Chief Executive Officer of board of directors; (ii) the willful engaging by executive officer in conduct that is demonstrably and materially injurious to us; (iii) the failure to observe material policies generally applicable to our officers or employees; (iv) the failure to cooperate with any internal investigation of our Company or any of our affiliates; (v) commission of any act of fraud, theft or financial dishonesty with respect us or any of our affiliates or indictment or conviction of any felony; or (vi) material violation of the provisions of the employment agreement.
“Disability” means the executive officer is entitled to receive long-term disability benefits under our long-term disability plan in which the executive officer participates, or, if there is no such plan, the executive officer’s inability, due to physical or mental ill health, to perform the essential functions of the executive officer’s job, with or without a reasonable accommodation, for 180 days during any 365 day period irrespective of whether such days are consecutive.
“Good Reason” means (i) a material and adverse change in the executive officer’s duties or responsibilities; (ii) a reduction in the executive officer’s base salary or target annual bonus; (iii) a relocation of the executive officer’s principal place of employment by more than 50 miles; or (iv) breach by us of any material provision of the employment agreement; provided, that the executive officer must give notice of termination for Good Reason within 60 days of the occurrence of the first event giving rise to Good Reason.

During the term of the employment agreements and for a period of 18 months thereafter, subject to applicable law, the executives will be subject to restrictions on competition with us and restrictions on the solicitation of our customers and employees. For all periods during and after the term, the executives will be subject to nondisclosure and confidentiality restrictions relating to our confidential information and trade secrets.
SUMMARY COMPENSATION TABLE
The following table provides summary information regarding compensation earned by the named executive officers during the fiscal years ended September 30, 2009 and 2008, and the nine month period ended September 30, 2007.

Name and principal			Bonus	Option	All Other
position	Year	Salary($)	($)	Awards($)	Compensation($)(1)	Total($)
Mark A. Libratore	2009	$230,000	$88,070	$2,810	$43,090	$363,970
President and Chief	2008	$130,013	$24,713	$12,894	$40,078	$207,698
Executive Officer	2007	$95,000	$-0-	$-0-	$17,907	$112,907

Robert Davis	2009	$166,920	$56,870	$9,680	$5,650	$239,120
Chief Financial Officer	2008	$92,497	$19,951	$15,892	$2,458	$130,798
	2007	$65,769	$-0-	$-0-	$2,458	$68,227

John Leger	2009	$151,920	$55,850	$6,470	$6,040	$220,280
Chief Operating Officer	2008	$125,017	$17,332	$9,536	$2,458	$154,343
	2007	$91,346	$-0-	$-0-	$2,458	$93,804

(1)	The “All Other Compensation” includes expenses paid on behalf of the named executive officers for health insurance, life insurance, transportation and certain other personal expenses.
Outstanding Equity Awards at Fiscal Year End
On September 14, 2007, the Company issued options to the named executive officers and others under the Company’s 2007 Stock Plan. On January 2, 2008, the Company rescinded all outstanding options effective as of their date of issuance because they did not conform to the 2007 Stock Plan. Accordingly, there were no outstanding equity awards at 2007 fiscal year end. On January 2, 2008, the Company issued new options under, and in conformity with, the Company’s 2007 Stock Plan to the named executive officers and others in the same amounts, and under the same terms, as the rescinded options. On February 16, 2008, the Company rescinded all outstanding options effective as of their date of issuance. Also on February 16, 2008, the Company issued new options under, and in conformity with, the Company’s Stock Plan to certain employees, not including the named executive officers, in the same amounts, and under the same terms, as the rescinded options. On April 14, 2008, the Company issued new options under and in conformity with, the Company’s Stock Plan to the named executive officers and one other employee, in the same amounts, and under the same terms, as the rescinded options. On October 30, 2008, the Company issued new options under the 2007 Stock Plan to two of the named executive officers and other employees. On August 18, 2009, the Company issued additional options under the 2007 Stock Plan to the named executive officers and other employees. The Company’s outstanding equity awards to the named executive officers at September 30, 2009, are set forth in the following table:

	Number of	Number of
	Securities	Securities				Market
	Underlying	Underlying			Number of	Value of
	Unexercised	Unexercised	Option	Option	Shares	Shares
	Options (#)	Options (#)	Exercise	Expiration	That Have	That Have
	Exercisable	Unexercisable	Price ($)	Date	Not Vested (#)	Not Vested ($)
Mark Libratore	100,000	—	$0.825	April 14, 2013	—	$—
	—	90,000	$1.10	August 18, 2014	90,000	$130,500

Robert Davis	100,000	—	$0.75	April 14, 2013	—	$—
	—	100,000	$0.60	October 30, 2013	100,000	$145,000
	—	100,000	$1.00	August 18, 2014	100,000	$145,000

John Leger	60,000	—	$0.75	April 14, 2013	—	$—
	—	60,000	$0.60	October 30, 2013	60,000	$87,000
	—	80,000	$1.00	August 18, 2014	80,000	$116,000

Option Exercises and Stock Vested
The following table provides information about stock options exercised and common stock acquired on vesting by the named executive officers in fiscal 2009.

	Number of	Number of			Number of	Number of
	Securities	Securities			Securities	Shares
	Underlying	Underlying			Underlying	That Have
	Options (#)	Options (#)	Option	Option	Options (#)	Vested (#)
	Balance	Granted	Exercise	Expiration	Exercised	During
	FY 2008	FY 2009	Price ($)	Date	FY 2009	FY 2009
Mark Libratore	100,000		$0.825	April 14, 2013	-0-	45,000
		90,000	$1.10	August 18, 2014	-0-

Robert Davis	100,000		$0.75	April 14, 2013	-0-	50,000
		100,000	$0.60	October 30, 2013	-0-
		100,000	$1.00	August 18, 2014	-0-

John Leger	60,000		$0.75	April 14, 2013	-0-	30,000
		60,000	$0.60	October 30, 2013	-0-
		80,000	$1.00	August 18, 2014	-0-
Potential Payments Upon Termination
We have employment agreements with the named executive officers and one additional employee. These employment agreements provide for potential payments upon termination upon the occurrence of certain events. See “Compensation Discussion and Analysis—Employment Agreements.”
Equity Compensation Plans
2007 Stock Plan
Our 2007 Stock Plan (the “2007 Plan”) was adopted by our Board of Directors and was approved by our stockholders at our annual stockholder meeting on September 10, 2008. Stock options, stock appreciation rights, or SARs, stock awards and cash awards may be granted under the 2007 Plan. Each is referred to as an award in the 2007 Plan. Options granted under the 2007 plan may be either “incentive stock options,” as defined under Section 422 of the Internal Revenue Code of 1986, as amended, or “non-statutory stock options.” The number of shares of common stock to be reserved and available for awards under the 2007 Stock Plan (subject to certain adjustments as provided therein) is 1,000,000.
On September 4, 2009, our stockholders approved an amendment to the 2007 Stock Plan that increases the number of shares reserved and available for awards to 2,000,000.
The 2007 Plan is administered by the Board of Directors acting as a whole or by a delegated officer or officers in certain instances. Awards under the 2007 plan may be granted to our employees, directors and consultants. Incentive stock options may be granted only to our employees. The administrator, in his discretion, approves awards granted under the 2007 Plan. Generally, if an awardees’ service to us terminates other than by reason of death, disability, and retirement or for cause, vested options and SARs will remain exercisable for a period of thirty days.

The plan terminates on September 13, 2017. In the event of a termination of service of a participant or death of a participant, the award grant may provide for exercise within a reduced period. Unless otherwise determined by the administrator, awards granted under the 2007 Plan are not transferable other than by will, domestic relations order, or the laws of descent or distribution may be exercised during the awardees’ lifetime only by the awardees.
The administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant. The term of an option may not be more than ten years from the date of grant. No option may be exercised after the expiration of its term. Any incentive stock option granted to a ten percent stockholder may not have a term of more than five years. The administrator may grant SARs alone, in addition to, or in tandem with, any other awards under the plan. An SAR entitles the participant to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the administrator. The excess amount will be payable on ordinary shares, in cash or in a combination thereof, as determined by the administrator. The terms and conditions of an SAR will be contained in an award agreement. The grant of an SAR may be made contingent upon the achievement of objective performance conditions.
The administrator may grant stock awards such as bonus stock, restricted stock or restricted stock units. Generally, such awards will contain vesting features such that awards will either not be delivered, or may be repurchased by us at cost, if the vesting requirements are not met. The administrator will determine the vesting and shared delivery terms.
The following table presents details of Liberator’s equity compensation plan as of September 30, 2009:

		Weighted Average	Shares
	Stock Options	Exercise Price	Available
	Outstanding	per Share	To Grant
2007 Employee Stock Incentive Plan	1,580,000	$0.81	420,000
Stock Repurchase Program
Under a stock repurchase program approved by our Board of Directors in December 2008, we were authorized to repurchase up to $500,000 of our Common Stock through December 2009. The authorization enabled the Company to purchase shares through open market transactions at management’s discretion. We intend to retain any common shares which we repurchase as treasury shares or use them in connection with our employee stock option program.
Our shares repurchased for the year ended September 30, 2009, were as follows:

				Total Number of	Approximate
				Shares	Dollar Value of
				Purchased as	Shares that May
	Total Number	Average		Part of Publicly	Yet be Purchased
	of Shares	Price paid		Announced Plans	Under the Plans
	Purchased	per Share		or Programs(2)	or Programs(2)
December 1-31, 2008(1)	6,600		$0.50
January 1-31, 2009(1)	18,000		$0.53
February 1-28, 2009(1)	6,600		$0.46
March 1-31, 2009(1)	32,000		$0.42
April 1-30, 2009(1)	4,900		$0.37

May 1-31, 2009(1)	12,500		$0.55
June 1-30, 2009(1)	5,000		$0.50
July 1-31, 2009(1)		$

August 1-31, 2009 (1)		$

September 1-30, 2009 (1)		$

Total	85,600		$0.473	85,600	459,422

(1)	In December 2008, we opened a separate money market account with an investment bank pursuant to which we transferred $50,000 into the account, of which $0 was used to purchase 0 shares during the three months ended September 30, 2009.
(2)	As of September 30, 2009, 85,600 cumulative shares have been purchased under our stock repurchase program for $40,578, and an approximate dollar value of shares in the amount of $459,422 may be purchased under the program through December 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
All transactions between the Company and related parties are reviewed and approved by our Audit Committee, which is made up entirely of independent directors. We collect information about related party transactions from our officers and directors through annual questionnaires distributed to officers and directors. Each director and officer agrees to abide by our Code of Business Conduct and Ethics, which provides that officers and directors should avoid conflicts of interest and that any transaction or situation that could involve a conflict of interest between the Company and the officer or director must be reported to the Audit Committee of the Board and is subject to approval by the Audit Committee if and when appropriate. The Code of Conduct and Ethics identifies a non-exclusive list of situations that may present a conflict of interest, including significant dealings with a competitor, customer or supplier, similar dealings by an immediate family member, personal investments in entities that do business with the Company, and gifts and gratuities that influence a person’s business decisions, as well as other transactions between an individual and the Company. The Audit Committee’s charter provides that the Audit Committee will review, investigate and monitor matters pertaining to the integrity or independence of the Board, including related party transactions. The Audit Committee reviews and makes determinations about related party transactions or other conflicts of interest as they arise. Policies requiring review and approval of any transaction or arrangement with a director or executive officer that may present a conflict of interest are set forth in the Code of Conduct and Ethics.
The Company has paid $150,000 and $950,000 during Fiscal Years 2009 and 2010 to its President and CEO, Mark Libratore, as repayment on stockholder loans. The balance of the stockholder loans at September 2, 2010, is $565,000.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, its executive officers, any persons who hold more than ten percent of the Company’s common stock and certain trusts (collectively, “insiders”) to report their holdings of and transactions in the Company’s common stock to the Securities and Exchange Commission (the “SEC”). Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any late filings and any failures to file that have occurred since May 3, 2009. Insiders must file three types of ownership reports with the SEC: initial ownership reports, change-in-ownership reports and year-end reports. Under the SEC’s rules, insiders must furnish the Company with copies of all Section 16(a) reports that they file. Based solely on a review of copies of these reports and on written representations the Company has received, the Company believes that during fiscal 2009 and through the date of this Proxy Statement its insiders have complied with all applicable Section 16(a) reporting requirements.
Recommendation and Vote Required
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES
ITEM 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
On August 24, 2010, the Board of Directors appointed Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2010, and for each of the three 2011 fiscal quarters ending December 31, March 31, and June 30.
In addition to appointing Crowe Horwath LLP as the Company’s independent registered public accounting firm for the Company’s 2010 fiscal year, the Board has directed that management submit the appointment of the independent registered public accounting firm for ratification by the Company’s stockholders at the Annual Meeting. One or more representatives of Crowe Horwath LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm is not required by the Company’s by-laws or otherwise. However, the Board is submitting the appointment of Crowe Horwath LLP to stockholders for ratification as a matter of good corporate practice. If stockholders fail to ratify the appointment, the Board will reconsider whether to retain that firm. Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted for the ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the Company’s year ending September 30, 2010.
During the two most recent fiscal years and through August 24, 2010, the Company did not consult with Crowe Horwath regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Crowe Horwath concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K or the related instructions thereto) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).
On August 24, 2010, the Company dismissed Berenfeld, Spritzer, Shechter & Sheer LLP (“Berenfeld”) as its independent accountants. The Company’s Audit Committee and Board of Directors participated in and approved the decision to change independent accountants
Berenfeld’s audit reports on the financial statements of the Company and its subsidiaries as of and for the fiscal years ended September 30, 2009 and 2008, and the nine month period ended September 30, 2007 (collectively, the “Financial Statements”) did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
In connection with Berenfeld’s audits for the two fiscal years ended September 30, 2009, the nine month period ended September 30, 2007, and the subsequent interim period through August 24, 2010, there were no disagreements with Berenfeld on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Berenfeld, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports on the Financial Statements. Additionally, during the two most recent fiscal years and through August 24, 2010, there were no reportable events, as such term is defined in Item 304(a)(1)(v) of Registration S-K.
Independent Auditor Fees
The following table sets forth fees billed to the Company by the Company’s independent auditors for the years ended September 30, 2009 and 2008, for (i) services rendered for the audit of the Company’s annual financial statements and the review of the Company’s quarterly financial statements; (ii) services rendered that are reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as Audit Fees; (iii) services rendered in connection with tax preparation, compliance, advice and assistance; and (iv) all other services:

	Fiscal Year Ended
	September 30,
	2009	2008
Audit fees	$105,675	$110,800
Audit related fees	1,225	3,000
Tax fees	21,525	28,075
All other fees	—	264

Total fees	$128,425	$142,139

Recommendation and Vote Required
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 30, 2010.
The affirmative vote of the majority of votes cast is required to ratify the Board’s appointment of the Company’s independent registered public accounting firm.

PRINCIPAL SHAREHOLDERS
The following table sets forth information regarding ownership of shares of our common stock, as of November 30, 2009:
•	by each person known by us to be the beneficial owner of 5% or more of our common stock;

•	by each of our directors and executive officers; and

•	by all of our directors and executive officers as a group.
Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated. For purposes of the table below, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, of any shares of our common stock over which he or she has or shares, directly or indirectly, voting or investment power or of which he or she has the right to acquire beneficial ownership at any time within 60 days. As used in this prospectus, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Common stock beneficially owned and percentage ownership was based on 44,616,966 shares outstanding on September 3, 2010, plus 6,974,551 shares deemed outstanding pursuant to Rule 13d-3, for a total of 51,591,517 shares outstanding. Unless otherwise indicated, the address of each beneficial owner is c/o Liberator Medical Holdings, Inc., 2979 SE Gran Park Way, Stuart, Florida 34997.

Name and Address	Number of Shares		Percent
5% Beneficial Owners:
Millennium Partners, L.P. c/o Millennium Management LLC 666 Fifth Avenue, 8th Floor New York, NY 10103	5,505,069	(1)	10.67%

Kinderhook Partners, L.P. 1 Executive Drive, Suite 160 Fort Lee, NJ 07024	4,666,667	(2)	9.05%

Directors and Executive Officers:
Mark A. Libratore President and Chief Executive Officer and Director	19,708,867	(3)	38.20%

Robert Davis Chief Financial Officer	480,393	(4)	*

John Leger, Vice President, Operations	249,218	(5)	*

Robert S. Cuillo	12,500	(6)	*

Jeannette Corbett	12,500	(7)	*

Morgan Duke	0	(8)	0

All directors and executive officers as a group (6 persons)	20,238,478	(9)	41.23%

*	Less than one percent (1%).

(1)	Millennium Partners, L.P., a Cayman Islands exempted limited partnership (“Millennium Partners”), is the beneficial owner of 4,565,746 shares of common stock of the Company. ICS Opportunities, Ltd., an exempted limited liability company organized under the laws of the Cayman Islands (“ICS Opportunities”), is the beneficial owner of 939,123 shares of the Company’s common stock. Millennium Partners holds warrants to purchase 4,375,000 shares of the Company’s common stock at an exercise price of $1.00 per share that expire on May 22, 2013 (“May 2008 Warrants”). Millennium Partners holds a 3% senior unsecured convertible note in the original principal amount of $2,500,000 convertible into 3,333,333 shares of the Company’s common stock at an initial conversion price of $0.75 per share, subject to adjustment, that matures on October 17, 2010 (“October 2008 Senior Convertible Note”). Millennium Partners also holds warrants to purchase 1,166, 667 shares of the Company’s common stock at an exercise price of $1.25 per share that expire on October 17, 2011 (“October 2008 Warrants”). The number of shares of common stock into which the May 2008 Warrants, October 2008 Senior Convertible Note and October 2008 Warrants convert into is limited pursuant to the terms of the May 2008 Warrants, October 2008 Senior Convertible Note and October 2008 Warrants to that number of shares of the Company’s common stock which would result in Millennium Partners and its affiliates having aggregate beneficial ownership, for the purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, of not more than 9.99% of the total issued and outstanding common stock. Millennium Management LLC, a Delaware limited liability company (“Millennium Management”), is the general partner of Millennium Partners, and may be deemed to have shared voting and control and investment discretion of securities owned by Millennium Partners. Millennium Management is also the general partner of the 100% shareholder of ICS Opportunities, and consequently may be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. Millennium International Management LP, a Delaware limited partnership (“Millennium International Management”), is the investment manager to ICS Opportunities and consequently may be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities, Millennium International Management GP LLC, a Delaware limited liability company (“Millennium International Management GP”), is the general partner of Millennium International Management, and consequently may also be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. Israel A. Englander is the managing member of Millennium Management and of Millennium International Management GP, and consequently may also be deemed to have shared voting control and investment discretion over securities owned by Millennium Partners or ICS Opportunities, as the case may be.

(2)	In connection with the Kinderhook Partners, L.P.’s (the “Partnership”) election of Mr. Morgan Duke, an associate of the Partnership, to the Board of Directors of the Issuer, Kinderhook Capital Management LLC (“Kinderhook Capital”), an affiliate of the Partnership, received an option to purchase 50,000 shares of the Company’s Common Stock at $1.55 per share, vesting semi-annually over two years beginning on December 4, 2010. Shah Tushar Shah and Stephen J. Clearman are the co-managing members of the Kinderhook GP, LLC (the “General Partner”) responsible for making investment decisions with respect to the Partnership and, as a result, Mr. Shah and Mr. Clearman may be deemed to control such entities. In addition, Mr. Shah and Mr. Clearman are responsible for making investment decisions with respect to Kinderhook Capital. Accordingly, Mr. Shah and Mr. Clearman may be deemed to have a beneficial interest in the shares of Common Stock by virtue of their indirect control of the Partnership’s, the General Partner’s and Kinderhook Capital’s power to vote and/or dispose of the shares of Common Stock. Mr. Shah and Mr. Clearman each disclaims beneficial ownership of the shares of Common Stock except to the extent of his respective pecuniary interest, if any, therein.

(3)	Includes 3,921,009 shares underlying convertible debt and 145,000 shares of common stock underlying options.

(4)	Includes 6,000 shares underlying warrants and 225,000 shares underlying options.

(5)	Includes 145,000 shares underlying options.

(6)	Includes 25,000 shares underlying options.

(7)	Includes 25,000 shares underlying options.

(8)	Mr. Duke is a director of the Company and is an associate at Kinderhook Partners, L.P. (“Kinderhook”). Mr. Duke’s appointment to the Board of Directors of the Company was made pursuant to commitments of the Company and its principal shareholder and President, Mark Libratore, to Kinderhook in connection with Kinderhook’s purchase of common stock of the Company on March 9, 2010. Pursuant to a Form 3 filed by Mr. Duke on June 11, 2010, Mr. Duke disclaims beneficial ownership in any securities in the Company.

(9)	See Footnote Nos. (3) through (8)

DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING
Shareholder proposals which are intended to be presented by such shareholders at the Company’s 2011 Annual Meeting of Shareholders must be received by the Secretary of the Corporation at the Company’s principal executive offices no later than July 1, 2011, in order to be considered for inclusion in the Proxy Statement and form of proxy relating to the meeting.
SOLICITATION OF PROXIES
The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by officers of the Company or its subsidiaries. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials to, and obtaining instructions relating to proxy materials from, beneficial owners.
OTHER MATTERS
Our Board of Directors is not aware of any business to be conducted at the Annual Meeting of Shareholders other than the proposals described in this Proxy Statement. Should any other matter requiring a vote of the shareholders arise, the persons named in the accompanying proxy card will vote in accordance with their best judgment. A copy of our 2010 Annual Report on Form 10-K, including financial statements, as filed with the Securities and Exchange Commission is available on the Corporation’s website at www.liberatormedical.com and on the Securities and Exchange Commission’s website at www.sec.gov. Copies may be obtained without charge upon written request to Robert J. Davis, Chief Financial Officer, at 2979 SE Gran Park Way, Stuart, Florida 34997.

By Order of the Board of Directors,
/s/ Mark A. Libratore

President

PROXY CARD
LIBERATOR MEDICAL HOLDINGS, INC.
2979 SE GRAN PARK WAY
STUART, FL 34997
THIS PROXY IS SUBMITTED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Mark A. Libratore as Proxy, with the power to appoint his substitute, and hereby authorizes to vote as designated below, all shares of common stock of Liberator Medical Holdings, Inc., held of record by the undersigned on September 3, 2010, at the Annual Meeting of Shareholders to be held on October 21, 2010, or any adjournment thereof.
1.	ELECTION OF DIRECTORS

Mark A. Libratore	☐ FOR	Robert Cuillo	☐ FOR
	☐ AGAINST		☐ AGAINST
	☐ ABSTAIN		☐ ABSTAIN

Jeannette Corbett	☐ FOR	Morgan Duke	☐ FOR
	☐ AGAINST		☐ AGAINST
	☐ ABSTAIN		☐ ABSTAIN
(INSTRUCTION: To withhold authority for an individual nominee write that nominee’s name in the space provided below.)

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                     FOR                               AGAINST                                 ABSTAIN
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments of the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the director nominee, and FOR Proposal 2.
Please sign exactly as your name appears on your certificate. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized office. If a partnership, please sign in partnership name by authorized person.

Dated:                                 , 2010

Please type or print your name(s)

Please type or print your name(s)
Number of shares held:

Signature

Signature

If you have had a change of Address, please print or type your new address in the lines below.

PLEASE COMPLETE, SIGN, DATE AND RETURN
THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.